                                                                      EXHIBIT 21

                                                                           STATE OF
                                                                        INCORPORATION
                        SUBSIDIARIES OF THE COMPANY                     /ORGANIZATION
        ------------------------------------------------------------    --------------
        Anker Group, Inc. ..........................................    Delaware
        Simba Group, Inc. ..........................................    Delaware
        Anker Energy Corporation ...................................    Delaware
        Patriot Mining Company, Inc. ...............................    West Virginia
        Vindex Energy Corporation...................................    West Virginia
        New Allegheny Land Holding Company, Inc. ...................    West Virginia
        Bronco Mining Company, Inc. ................................    West Virginia
        The Sycamore Group, L.L.C. .................................    West Virginia
        Summit Energy Group, L.L.C. ................................    West Virginia
        Anker West Virginia Mining Company, Inc. ...................    West Virginia
        Hawthorne Coal Company .....................................    West Virginia
        Heather Glen Resources, Inc. ...............................    West Virginia
        Upshur Property, Inc. ......................................    Delaware
        Melrose Coal Company, Inc. .................................    West Virginia
        Juliana Mining Company, Inc. ...............................    West Virginia
        Anker Virginia Mining Company, Inc. ........................    Virginia
        Vantrans, Inc. .............................................    Delaware
        King Knob Coal Co., Inc. ...................................    West Virginia
        Marine Coal Sales Company...................................    Delaware
        U.S. Coal Sales Company, LLC................................    Kentucky
        Anker Power Services, Inc. .................................    West Virginia
        Anker Capital Corporation...................................    West Virginia
        Oak Mountain Group, Inc. ...................................    Alabama
        Anker-Alabama, L.L.C. ......................................    Delaware
        Shelby Energy Group, L.L.C. ................................    Delaware
        Oak Mountain Energy, L.L.C. ................................    Alabama